CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

Supplement dated January 28, 2019 to the Prospectus and the Statement of Additional Information, each dated October 24, 2018 and restated as of December 7, 2018

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the sections titled “Prospectus Summary – The Offering” and “Purchase of Shares” in the Prospectus and the section titled “Purchase of Shares; Repurchase of Shares – Purchase of Shares” in the Statement of Additional Information.

The fund’s initial offering period terminated on December 19, 2018. The fund generally expects to accept orders to purchase shares on a continuous basis during the last week of each month. However, the fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the fund are not available. The fund reserves the right to suspend subsequent offerings or to accept purchases on a basis more or less frequent than once a month or on a date other than during the last week of a particular month. Shares of the fund are offered at NAV per share.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-043-0100